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                         SUPPLEMENT DATED AUGUST 3, 1998
                              TO THE PROSPECTUS OF

                  FRANKLIN TEMPLETON GLOBAL TRUST - ADVISOR CLASS
                               DATED MARCH 1, 1998

The prospectus is amended as follows:

I. On July 16, 1998, the Board approved a proposal to dissolve the German Government Fund. This Fund has been closed to new investors since the close of business on June 30, 1998.

As of the close of business on August 7, 1998, shares of the German Government Fund will no longer be offered for sale. Until the close of business on August 7, 1998, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend or capital gain distributions.

On August 25, 1998, the German Government Fund will liquidate its assets, and will distribute its net assets to shareholders. If you are a German Government Fund shareholder on August 25, 1998, we will mail you a check for the value of your account on that date.

II. The second category under "How Do I Buy Shares? - Minimum Investments" discussing minimum investments for qualified registered investment advisors, is replaced with the following:

 2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial and $50 minimum subsequent investment requirement

III. The following new item is added under "May I Exchanges Shares for Shares of Another Fund? - Exchange Restrictions":

 o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares.

IV. The section "Keeping Your Account Open," found under "Transaction Procedures and Special Requirements," is replaced in its entirety with the following:

 KEEPING YOUR ACCOUNT OPEN

 Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, the series of Franklin Templeton Fund Allocator Series, or certain defined contribution plans that qualify to buy shares with no minimum initial investment requirement.


                 Please keep this supplement for future reference.